Exhibit 10.7

Lease Agreement

The landlord, Wong Yuk Lin is hereinafter referred to as Party A, and the tenant, Pure Beauty Manufacturing Company Limited is hereinafter referred to as Party B; both parties agree to enter into all the conditions listed below, each willing to abide by:

(1)	Party A rents Room 609, 6th Floor, Nan Fung Commercial Center, No. 19 Lam Lok Street, Kowloon Bay to Party B. The two parties agreed on a rent of HK$25,000 per month (a separate rent receipt will be issued when collecting the rent). Prescribed lease for 1 year: from 1 April 2023 to 31 March 2024.

(2)	It stipulates that Party B shall not sublease or sublease with others. When the lease expires, if the tenant continues to lease or withdraws from the lease, he must notify in writing one month in advance (renewing the lease requires a new contract to take effect).

(3)	When Party B moves out, he must remove all the furniture within the lease term to clear the formalities. If Party B refuses to hand over the door key for an excuse, or leaves old boxes and cabinets and refuses to move them out, deliberately delays the time, and still fails to pick them up within three days after Party B moves out, it will be regarded as a waiver of rights. Party A has the right to cooperate with one or two witnesses to sell the property and sublease it separately without going through the procedures of the police or the renting court, the proceeds from which can be used to off-set the rent owed by Party B; Party B shall be responsible for the shortfall and shall not have any objections.

(4)	All rates, property taxes, ground rent and building management fees of the building shall be paid by Party A.

(5)	When Party B enters the house, he shall decorate the wall compartments, window grilles, electrical appliances, air conditioners, etc., and shall not dismantle them when Party B moves out, so as to maintain the original order of the building. If Party A agrees, Party B can dismantle it, but must complete the decoration of the building.

(6)	The building of this building is only allowed to be used as an office. Party B is not allowed to store contraband in this building, or do anything that violates the laws and regulations of the Hong Kong government. Party B shall not transfer the building to others when Party B moves out or moves out midway.

Stamped by the Landlord:	Stamped by the Tenant:

Wong Yuk Lin	Pure Beauty Manufacturing Company Limited
/s/ Wong Yuk Lin	/s/ Pure Beauty Manufacturing Company Limited
______________________	_______________________
Date: April 1, 2023	Date: April 1, 2023

(The following is the English translation of the master lease agreement for the above Lease Agreement)

Lease Agreement

The landlord, Raytech Holdings Company Limited is hereinafter referred to as Party A, and the tenant, Wong Yuk Lin is hereinafter referred to as Party B; both parties agree to enter into all the conditions listed below, each willing to abide by:

(1)	Party A rents Room 609, 6th Floor, Nan Fung Commercial Center, No. 19 Lam Lok Street, Kowloon Bay to Party B. The two parties agreed on a rent of HK$25,000 per month (a separate rent receipt will be issued when collecting the rent). Prescribed lease for 1 year: from 1 April 2023 to 31 March 2024.

(2)	When the lease expires, if the tenant continues to lease or withdraws from the lease, he must notify in writing one month in advance (renewing the lease requires a new contract to take effect).

(3)	When Party B moves out, he must remove all the furniture within the lease term to clear the formalities. If Party B refuses to hand over the door key for an excuse, or leaves old boxes and cabinets and refuses to move them out, deliberately delays the time, and still fails to pick them up within three days after Party B moves out, it will be regarded as a waiver of rights. Party A has the right to cooperate with one or two witnesses to sell the property and sublease it separately without going through the procedures of the police or the renting court, the proceeds from which can be used to off-set the rent owed by Party B; Party B shall be responsible for the shortfall and shall not have any objections.

(4)	All rates, property taxes, ground rent and building management fees of the building shall be paid by Party A.

(5)	When Party B enters the house, he shall decorate the wall compartments, window grilles, electrical appliances, air conditioners, etc., and shall not dismantle them when Party B moves out, so as to maintain the original order of the building. If Party A agrees, Party B can dismantle it, but must complete the decoration of the building.

(6)	The building of this building is only allowed to be used as an office. Party B is not allowed to store contraband in this building, or do anything that violates the laws and regulations of the Hong Kong government. Party B shall not transfer the building to others when Party B moves out or moves out midway.

Stamped by the Landlord:	Stamped by the Tenant:

Raytech Holdings Company Limited	Wong Yuk Lin
/s/ Raytech Holdings Company Limited	/s/ Wong Yuk Lin
______________________	______________________